UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 27, 2006
(Date of Earliest Event Reported)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    On August 2, 2006, we announced that Lisa Stewart, Executive Vice President of El Paso and President of El Paso Exploration & Production Company, has announced her intention to leave the company. Ms. Stewart is joining Warburg Pincus, a private equity firm. Ms. Stewart will stay with El Paso until September 1, 2006. We have initiated a search for Ms. Stewart’s replacement and will be considering both internal and external candidates for that position.

    A copy of Ms. Stewart’s letter to El Paso employees announcing her departure is attached as Exhibit 99.A. A copy of a letter to employees concerning this change in our executive management by Douglas Foshee, our President and Chief Executive Officer, is attached as Exhibit 99.B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Letter to El Paso employees from Lisa Stewart dated August 2, 2006.
99.B	Letter to employees from Doug Foshee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated: August 2, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Letter from Lisa Stewart to El Paso employees dated August 2, 2006.
99.B	Letter to employees from Doug Foshee.